Item 26.   Exhibit (g) i.

AMENDMENT to the

AUTOMATIC YRT AGREEMENT

(the “Agreement”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

(hereinafter the “Reinsurer”)

Original Treaty Effective Date: April 1, 2005

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL) Non-New York State

Treaty ID:

TAI Codes:

Effective June 1, 2014, the Amendment Effective Date, the GVUL Underwriting Guidelines (referenced in an Amendment effective January 1, 2010) will be revised for            as follows:

1.	On page of the 1/1/10 Amendment, the grid shown below will be deleted;

Coverage

[table deleted]

and will be replaced with the following:

Coverage

[table deleted]

2.	On page of the 1/1/10 Amendment, the paragraph shown below will be deleted;

For both            coverage, if the above requirements are met,          .

and will be replaced with the following:

For both            coverage, if the above requirements are met,          .

[page break]

3.	Starting on page of the 1/1/10 Amendment, the last section shown below will be deleted;

          .

When a          .

and will be replaced with the following:

          .

When a          .

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

[page break]

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	/s/ Peter G Ferris	Date:	7-17-14
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	7-17-14
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	7-17-14
Peter G. Ferris
Vice President & Actuary

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

By:	/s/ John Dimeo	Date:	7-13-14

Print name:	John Dimeo

Title:	SVP

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

By:	/s/ Steve Najjar	Date:	7/8/14

Print name:	Steve Najjar

Title:	Executive Vice President

AMENDMENT to the

AUTOMATIC YRT AGREEMENT

(the “Agreement”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

(hereinafter the “Reinsurer”)

Original Treaty Effective Date: April 1, 2010

Coverage: Strategic Edge Group Universal Life (GUL) with or without the variable rider

(GVUL) New York State Business Only

TAI Codes:

Effective June 1, 2014, the Amendment Effective Date, the GVUL Underwriting Guidelines in Schedule F of the Agreement will be revised for            as follows:

1.	On page of the Agreement, the grid shown below will be deleted;

Coverage

[table deleted]

and will be replaced with the following:

Coverage

[table deleted]

2.	On page of the Agreement, the paragraph shown below will be deleted;

  For both            coverage, if the above requirements are met,          .

and will be replaced with the following:

  For both            coverage, if the above requirements are met,          .

[page break]

3.	On page of the Agreement, the section shown below will be deleted;

            .

  When a          .

and will be replaced with the following:

            .

  When a          .

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

[page break]

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	/s/ Peter G Ferris	Date:	7-17-14
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	7-17-14
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By:	/s/ Peter G Ferris	Date:	7-17-14
Peter G. Ferris
Vice President & Actuary

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

By:	/s/ John Dimeo	Date:	7-13-14

Print name:	John Dimeo

Title:	SVP

HANNOVER LIFE REASSURANCE COMPANY OF AMERICA

By:	/s/ Steve Najjar	Date:	7/8/14

Print name:	Steve Najjar

Title:	Executive Vice President